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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-12
                              POOL PROFILE (3/4/99)

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                                      --------------------  --------------------
                                            BID                TOLERANCE
                                      --------------------  --------------------
AGGREGATE PRINCIPAL BALANCE                  $200,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Apr-99
INTEREST RATE RANGE                       5.750% - 7.750%
GROSS WAC                                           6.63%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       358          (+/- 2 month)

WALTV                                                 79%          (maximum 83%)

CALIFORNIA %                                          20%          (maximum 24%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  2%          (maximum  5%)

AVERAGE LOAN BALANCE                             $340,951     (maximum $350,000)
LARGEST INDIVIDUAL LOAN BALANCE                  $999,118   (maximum $1,500,000)

CASH-OUT REFINANCE %                                   0%          (maximum  3%)

PRIMARY RESIDENCE %                                  100%          (minimum 96%)

SINGLE-FAMILY DETACHED %                              97%          (minimum 93%)

FULL DOCUMENTATION %                                  36%          (minimum 32%)

UNINSURED > 80% LTV %                                 15%          (maximum 19%)

TEMPORARY BUYDOWNS                                     0%          (maximum  4%)

WEIGHTED AVERAGE FICO SCORE                           732          (minimum 726)



 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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(1)  All dollar amounts are  approximate  and all  percentages  are expressed as approximate percentages of the Aggregate Principal Balance.



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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-12
                               PRICING INFORMATION

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RATING AGENCIES                                    TBD by Norwest

PASS THRU RATE                                              6.25%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                        1.11%

PRICING DATE                                            04-Mar-99

FINAL STRUCTURE DUE DATE                                09-Apr-99        9:00 AM

SETTLEMENT DATE                                         28-Apr-99

ASSUMED SUB LEVELS                                            AAA         3.000%
                                                               AA         1.900%
                                                                A         0.750%
                                                              BBB         0.450%
                                                               BB         0.250%
                                                                B         0.150%





NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-12. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                                     Brad Davis (301)846-8009
                                                    Wayne Creadick (301)846-8452